SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 15, 2003



                            GP Strategies Corporation
             (Exact name of registrant as specified in its charter)



         Delaware                       1-7234             13-1926739
------------------------------      ---------------     -------------------
(State or other Jurisdiction        (Commission          (I.R.S. Employer
 of Incorporation)                   File Number)         Identification No.)




777 Westchester Avenue, White Plains, NY                       10604
----------------------------------------                 ---------------
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (914) 249-9700



                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits

                  99.1 Earnings release dated May 15, 2003 for the first quarter ended March 31, 2003.


Item 12. Results of Operations and Financial Condition.


         On May 15, 2003, the Company announced its results for the first quarter ended March 31, 2003. The earnings release for the annual and quarterly periods is attached hereto as an exhibit to the 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GP Strategies Corporation


Date: May 15, 2003                              Scott N. Greenberg
                                                President